UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2016

WATTS WATER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11499	04-2916536
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845
(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On November 2, 2016, Watts Water Technologies, Inc. (the “Company”) announced its financial results for the fiscal quarter ended October 2, 2016.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 1, 2016, the Company borrowed $45 million under that certain Credit Agreement, dated February 12, 2016 (the “Credit Agreement”), among the Company, certain subsidiaries of the Company as borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and Letter of Credit Issuer (each capitalized term as defined in such Credit Agreement), and the other lenders referred to therein, to partially finance the acquisition of PVI Riverside Holdings, Inc. (“PVI”).  Including the amount borrowed under the Credit Agreement in connection with the acquisition of PVI, as of November 2, 2016, the Company has used $300 million of credit under the term loan facility provided by the Credit Agreement (the “Term Loan Facility”) and an additional $275 million of credit under the revolving credit facility provided by the Credit Agreement (the “Revolving Credit Facility”).  The Company has an additional $25 million of stand-by letters of credit outstanding under the Credit Agreement.  As of November 2, 2016, the Company has borrowed the full amount of the Term Loan Facility, and $200 million of the Revolving Credit Facility remains unused and potentially available, subject to the terms and conditions of the Credit Agreement.   The Revolving Credit Facility may be increased by an additional $500 million under certain circumstances and subject to the terms of the Credit Agreement.   A copy of the Credit Agreement is provided as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 16, 2016.

The information contained below under Item 8.01 is incorporated herein by reference.

Item 8.01.                                        Other Events

Purchase of PVI Riverside Holdings, Inc.

On November 2, 2016, Watts Regulator Co. (“Watts Regulator”), a wholly-owned subsidiary of the Company, acquired PVI in a share purchase transaction for a purchase price of $78 million, subject to a customary post-closing working capital adjustment.  Watts Regulator funded the acquisition through a combination of a draw on the Company’s Revolving Credit Facility under the Credit Agreement and cash on hand.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits.

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATTS WATER TECHNOLOGIES, INC.

/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel, Executive Vice President and Secretary

Dated: November 2, 2016

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated November 2, 2016.